Exhibit 10.2

INTELLECTUAL PROPERTY ASSIGNMENT

THIS ASSIGNMENT (this “Agreement”) is made effective as of this September 9, 2008, by and among, on the one hand, Baywood International, Inc., a Delaware corporation (the “Company”) and Baywood New Leaf Acquisition, Inc., a Delaware corporation and wholly owned subsidiary of the Company (the “AcquisitionCo” and, with the Company, the “Assignee”), and, on the other hand, Skae Beverage International, LLC, a Delaware limited liability company (the “Seller”), with headquarters in New York, and Eric Skae, an individual residing at 60 Dutch Hill Road, Suite 9; Orangeburg, New York 10962 (“Skae” and, each individually and collectively with the Seller, the “Assignor”).

For One Dollar and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged by the Assignor, the parties hereto agree as follows:

1

ARTICLE 1: ASSIGNMENT PROVISIONS

1.1

Each undersigned Assignor, hereby assigns to the Assignee all right, title and interest in and to the intellectual property set forth on the attached Exhibit A (the “Assigned Intellectual Property”) free and clear of all liens and encumbrances of any kind.

2

ARTICLE 2: MISCELLANEOUS PROVISIONS

2.1

Each Assignor represents and warrants that such Assignor, individually or jointly, has sufficient rights in the Assigned Intellectual Property to make the assignment as set forth herein.

2.2

Application of New York Law. This Agreement, and the application andinterpretation hereof, shall be governed exclusively by its terms and by the laws of the State of New York, without regard to conflicts of law principles.

2.3

Execution of Additional Instruments. Each Assignor hereby agrees to execute such other and further statement of interest and holdings, designations, power of attorney and other instruments necessary to comply with any laws, rules or regulations. Without limitation of the above, the Assignor (individually or jointly, as applicable) shall immediately cause (i) the domain registrar to transfer registration of the domain www.newleafbrands.com to the Assignee and (ii) file a short-form trademark assignment with respect to the “New Leaf” trademark with the US Patent and Trademark Office.

2.4

Represented by Counsel. Each Assignor represents that it or he, as the case may be, been advised by counsel regarding this assignment and the scope of the Assigned Intellectual Property.

2.5

Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the undersigned have executed this Assignment Agreement.

SKAE BEVERAGE INTERNATIONAL LLC

By:	/s/ Eric Skae
Eric Skae, its sole member
Date: September 9, 2008

/s/ Eric Skae
Eric Skae
Date: September 9, 2008

Signature Page – IP Assignment

EXHIBIT A: ASSIGNED INTELLECTUAL PROPERTY

1.

“NEW LEAF” TRADEMARK.

a.

"New Leaf" word mark, Registration Number 2916219, was filed with USPTO on August 20, 2003 which claimed a first use of the mark on January 2001, and a first use of the mark in commerce on March 2004. The "New Leaf" word mark was published for opposition on October 12, 2004, and registration for the mark was granted by the U.S. Patent and Trademark Office on January 4, 2005.

b.

"New Leaf" design plus word mark, Application Number 777291122, was filed on September 28, 2007 (application number 77291122) which claimed a first use of the mark and a first use of the mark in commerce on January 17, 2007. Trademark prosecution of this mark is actively being pursued with an expected registration to occur before the end of the 2008.

2.

The following internet domain: www.newleafbrands.com

Registered with Dotster via account # 222834 on August 13, 2007 by Eric Skae.

3.

The following intellectual property associated with the website www.newleafbrands.com:

(a)

All computer code and data comprising www.newleafbrands.com , including all sub-pages and sub –domains, all text files, graphics files and code comprising such pages (including, without limitation, all HTML, Java scripts, PHP scripts and Cold fusion scripts), all back –end order processing, software, royalty accounting systems, credit card processing systems and any other software or database components associated with the operation of such website, including the Website, but excluding all commercial software.

(b)

All data and data files associated with the business of www.newleafbrands.com including all financial data, royalty accounting data, sales data, transaction terms, customer data, email addresses, credit card numbers, vendor lists, mailing lists, source code, object code, documentation, business, product or service plans, marketing plans, technical specifications, know-how, processes, Website access portal addresses or application programming interface protocols, passwords, encryption keys, decryption keys.

(c)

All software developed by or for Assignee related to the operation of the business of www.newleafbrands.com including all computer software programs, including all source code, object code, runtime or compile time libraries and any other documentation or other files related thereto.